EXHIBIT D

NOTICE OF WITHDRAWAL OF TENDER

Regarding

SHARES

of

SKYBRIDGE G II FUND, LLC

Tendered Pursuant to the Offer to Purchase

Dated March 20, 2020

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE

AT, AND THIS NOTICE OF WITHDRAWAL OF TENDER MUST BE

RECEIVED BY BNY MELLON INVESTMENT SERVICING BY, 11:59 P.M., NEW YORK

TIME, ON FRIDAY, APRIL 17, 2020, UNLESS THE OFFER IS

EXTENDED OR THE COMPANY PERMITS A LATER WITHDRAWAL.

Complete this Notice of Intent to Tender and Return or Deliver via U.S. Post Service mail to:

SkyBridge Capital c/o

BNY Mellon Investment Servicing

PO Box 9861

Providence, RI 02940-9861

or via overnight private shipping service to:

SkyBridge Capital c/o

BNY Mellon Investment Servicing

4400 Computer Drive

Westborough, MA 01581

For additional information:

Phone: (855) 631-5474

Fax: (508) 599-4150

You may also direct questions to your financial consultant.

SkyBridge G II Fund, LLC

Ladies and Gentlemen:

The undersigned wishes to withdraw the previously submitted notice of the undersigned’s intent to tender its Shares of SkyBridge G II Fund, LLC (the “Company”) for purchase by the Company that previously were submitted by the undersigned in a Notice of Intent to Tender dated ____________. IF THIS WITHDRAWAL NOTICE IS TIMELY RECEIVED IN ACCORDANCE WITH ITS ACCOMPANYING INSTRUCTIONS (OR THE COMPANY IN ITS DISCRETION PERMITS A LATER WITHDRAWAL), THE IDENTIFIED SHARES PREVIOUSLY SUBMITTED FOR TENDER WILL NOT BE REPURCHASED BY THE COMPANY.

Such tender was in the amount of (specify one):

☐	All of the undersigned’s Shares.

☐	A portion of the undersigned’s Shares expressed in number of shares.

Number of Shares: _______________

☐	A portion of the undersigned’s Shares expressed in dollars.

Dollar Amount: _______________

NAME AND ADDRESS (PLEASE COMPLETE; JOINT OWNERS SHOULD COMPLETE FOR EACH):

Name of Shareholder:

Social Security No. or Taxpayer Identification No.:

Telephone Number:

Name of Joint Shareholder:

Shareholder Account No.:

Telephone Number:

The undersigned recognizes that upon the submission on a timely basis (or later submission with acceptance by the Company) of this Notice of Withdrawal of Tender, properly executed, the Shares previously tendered will not be purchased by the Company upon expiration of the tender offer described above.

SIGNATURE(S). If joint ownership, all parties must sign. If fiduciary, partnership or corporation, indicate title of signatory under signature lines.

Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)	Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)

Print Name of Shareholder	Print Name of Shareholder

Title (if applicable)	Title (if applicable)

Date: ______________	Date: ______________

NOTICE OF WITHDRAWAL OF TENDER

Regarding

SHARES

of

SKYBRIDGE G II FUND, LLC

FOR CLIENTS OF MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Tendered Pursuant to the Offer to Purchase

Dated March 20, 2020

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE

AT, AND YOUR MERRILL LYNCH FINANCIAL ADVISOR/PORTFOLIO MANAGER

MUST SUBMIT THIS NOTICE OF WITHDRAWAL FOR PROCESSING BY, 11:59 P.M.,

NEW YORK TIME, ON FRIDAY, APRIL 17, 2020, UNLESS THE OFFER IS

EXTENDED OR THE COMPANY PERMITS A LATER WITHDRAWAL.

Complete this Notice of Withdrawal of Tender and Return or Deliver to your Merrill Financial

Advisor/Portfolio Manager:

For additional information call your Merrill Financial Advisor/Portfolio Manager.

SkyBridge G II Fund, LLC

Ladies and Gentlemen:

The undersigned wishes to withdraw the previously submitted notice of the undersigned’s intent to tender its Shares of SkyBridge G II Fund, LLC (the “Company”) for purchase by the Company that previously were submitted by the undersigned in a Notice of Intent to Tender dated ____________. IF THIS WITHDRAWAL NOTICE IS TIMELY RECEIVED IN ACCORDANCE WITH ITS ACCOMPANYING INSTRUCTIONS (OR THE COMPANY IN ITS DISCRETION PERMITS A LATER WITHDRAWAL), THE IDENTIFIED SHARES PREVIOUSLY SUBMITTED FOR TENDER WILL NOT BE REPURCHASED BY THE COMPANY.

Such tender was in the amount of (specify one):

☐	All of the undersigned’s Shares.

☐	A portion of the undersigned’s Shares expressed in number of shares.

Number of Shares: _______________

NAME AND ADDRESS (PLEASE COMPLETE; JOINT OWNERS SHOULD COMPLETE FOR EACH):

Name of Shareholder:

Social Security No. or Taxpayer Identification No.:

Telephone Number:

Name of Joint Shareholder:

Shareholder Account No.:

Telephone Number:

The undersigned recognizes that upon the submission on a timely basis (or later submission with acceptance by the Company) of this Notice of Withdrawal of Tender, properly executed, the Shares previously tendered will not be purchased by the Company upon expiration of the tender offer described above.

SIGNATURE(S). If joint ownership, all parties must sign. If fiduciary, partnership or corporation, indicate title of signatory under signature lines.

Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)	Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)

Print Name of Shareholder	Print Name of Shareholder

Title (if applicable)	Title (if applicable)

Date: ______________	Date: ______________